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                                                                    EXHIBIT 99.1


                  YOUBET AND TVG END PROXY AND WARRANT DISPUTE



         Woodland Hills, CA, February 23, 2003 - Youbet.com, Inc. (NasdaqSC:
UBET) and TVG Network today agreed to settle their disputes over certain Youbet proxy proposals and TVG's warrant to purchase Youbet common stock. As part of the settlement, Youbet will withdraw its staggered board and supermajority voting proxy proposals and TVG will drop all pending litigation and the related arbitration.

         The settlement also includes terms intended to relieve near-term uncertainty with respect to the TVG warrant, including a standstill provision that prohibits TVG from exercising or transferring its warrant in Youbet until April 1, 2004. The TVG warrant expires by its terms on May 18, 2004.

         During the standstill, Youbet and TVG will engage in good faith negotiations regarding their strategic relationship moving forward. Also, if TVG gives notice before the expiration of the standstill that it will not exercise or transfer its warrant, Youbet has agreed to give TVG one million new shares of Youbet common stock.

         The companies also agreed to recognize the dilutive effects of several specific securities transactions and to reflect the dilution in a reduction of the exercise price of the warrant to $36.5 million and as of December 31, 2003 this equates to $1.69 per share assuming the issuance of 21.6 million shares based on the 28.4 million shares outstanding at year-end.

         Finally, the settlement calls for Youbet to reimburse TVG for the legal expenses it incurred during the dispute up to $725,000.

         Youbet.com is the largest Internet provider of thoroughbred, quarter horse and harness racing content in the United States. Members have the ability to watch and, in most states, wager on nearly all major domestic horse racing content via Youbet's exclusive closed-loop network. Youbet members enjoy features that include commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering and value-added handicapping products. Youbet.com is an official online wagering platform of Churchill Downs Incorporated and the Kentucky Derby.

Forward-Looking Statements

         This press release contains certain forward-looking statements. Statements containing expressions such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," potential," "continue" or "pursue," or the negative or other variations thereof or comparable terminology used in Youbet's press releases and in its reports filed with the Securities and Exchange Commission are intended to identify

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forward-looking statements. These forward-looking statements, which are included in accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the Securities and Exchange Commission. Such factors include, without limitation, the following: the outcome of our ongoing arbitration and related dispute with TVG; the timely development and market acceptance of new products and technologies; our ability to secure additional sources of financing; our ability to control operating expenses; increased competition in the advance deposit wagering business; a decline in the public acceptance of wagering; wagering ceasing to be approved in jurisdictions where Youbet currently operates; the limitation, conditioning or suspension of any of Youbet's licenses; increases in or new taxes imposed on wagering revenues; loss or retirement of key executives; and a decline in the general economy. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements